INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED APRIL 11, 2023 TO THE PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED NOVEMBER 30, 2022 OF:
Invesco AAA CLO Floating Rate Note ETF (ICLO)
(the “Fund”)
Effective immediately, the Fund’s Prospectus and SAI are revised as described below.
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The following disclosure replaces the second paragraph in the section titled “Additional Information about the Fund’s Strategies and Risks – Non-Principal Investment Strategies” of the Prospectus:
The Fund does not intend to use leverage for investment purposes. The Fund may, however, borrow money for temporary or emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. In this regard, the Fund has entered into a committed, unsecured line of credit with a syndicate of lending banks that allows the Fund to borrow up to specified limits for temporary or emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. The Fund bears any interest expenses associated with the line of credit. The Adviser pays the set-up fees and the commitment fee based on the amount of the commitment that has not been utilized.
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The following disclosure replaces the disclosure in the section titled “Additional Information about the Fund’s Strategies and Risks – Borrowing Money” of the Prospectus:
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
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The following disclosure is added to the section titled “Additional Information about the Fund’s Strategies and Risks – Additional Risks of Investing in the Fund” of the Prospectus:
Borrowing Risk. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are excluded from the Fund expenses borne by the Adviser under the unitary management fee.
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The following disclosure replaces in its entirety the disclosure appearing in the second paragraph of the section titled “Management of the Fund – Advisory Fees” of the Prospectus:
The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including payments to the Sub-Adviser, the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The Adviser also pays out of the unitary management fee the set-up fees and commitment fees associated with the line of credit.
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The following disclosure is added immediately below the second paragraph in the section titled “Investment Strategies and Risks – Investment Risks – Borrowing” of the SAI:
Given the nature of its investments, Invesco AAA CLO Floating Rate Note ETF has entered into a committed, unsecured line of credit with a syndicate of banks led by State Street Bank and Trust Company. Invesco AAA CLO Floating Rate Note ETF currently participates in this line of credit with another Invesco ETF. The line of credit permits borrowings up to specified limits. The Adviser believes that, in the event of abnormally heavy redemption requests, Invesco AAA CLO Floating Rate Note ETF’s borrowing ability under this line of credit would help to mitigate any such effects and could make the forced sale of its portfolio securities less likely. Invesco AAA CLO Floating Rate Note ETF will bear any interest expenses associated with the line of credit should the Fund resort to borrowing from the line of credit. The Adviser will pay the set-up fees and the commitment fee based on the commitment amount.
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The following disclosure replaces in its entirety the disclosure appearing in the second paragraph of the section titled “Management – Investment Advisory Agreement” of the SAI:
The Advisory Fee paid by each Fund to the Adviser set forth in the table above is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of each Fund, including payments to the Sub-Adviser, the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest (including, for Invesco AAA CLO Floating Rate Note ETF, interest expenses associated with the line of credit), Acquired Fund Fees and Expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). For Invesco AAA CLO Floating Rate Note ETF, the Adviser also pays out of the unitary management fee the set-up fees and commitment fees associated with the line of credit.
Please Retain This Supplement For Future Reference.
ACTIVE-STATSOAI-SUP 041123